UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
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Date of Report: October 28, 2008
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CARPENTER TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-5828	23-0458500
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. No.)
P.O. Box 14662 Reading, Pennsylvania	19612-4662
(Address of principal executive offices)	(Zip Code)
(610) 208-2000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  -   Results of Operations

On October 28, 2008, Carpenter Technology Corporation issued a press release discussing fiscal 2009 first quarter results for the period ended September 30, 2008. The press release, attached as Exhibit 99.1 hereto and incorporated herein by reference, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for any purpose.

Item 9.01  -   Financial Statements and Exhibits

(c)	Exhibits

	Exhibit No.	Description

	99.1	Press Release regarding earnings, dated October 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARPENTER TECHNOLOGY CORPORATION

		By:	/s/ K. Douglas Ralph
K. Douglas Ralph
Senior Vice President – Finance and Chief Financial Officer

Date:	October 28, 2008